BLACKROCK FUNDS II

BlackRock Low Duration Bond Portfolio

Service Shares

(the “Fund”)

Supplement dated June 9, 2017 to the Prospectus dated January 27, 2017, as amended or supplemented to date

Effective as of June 12, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the Fund’s contractual management fee rate. Accordingly, the Fund’s Prospectus is amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Low Duration Bond Portfolio — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee[1,2]	0.29%
Distribution and/or Service (12b-1 Fees)	0.25%
Other Expenses	0.23%
Interest Expense	0.02%
Other Expenses of the Fund	0.21%
Total Annual Fund Operating Expenses[3]	0.77%
Fee Waivers and/or Expense Reimbursements[2,4]	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,4]	0.68%

[1]	The Management Fee has been restated to reflect current fees.

[2]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 42, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Funds II (the “Trust”) or by a vote of a majority of the outstanding voting securities of the Fund.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Management Fees to reflect current expense.

[4]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 42, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.66% (for Service Shares) of average daily net assets through January 31, 2019. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$69	$237	$419	$946

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 316% of the average value of its portfolio.

The first paragraph and accompanying table in the subsection of the Prospectus entitled “Management of the Funds — BlackRock — Low Duration Fund and Core Bond Fund” as they relate solely to the Fund, are deleted in their entirety and replaced with the following:

Effective June 12, 2017, with respect to the Low Duration Fund, the annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Rate of Management Fee
Average Daily Net Assets	Low Duration Fund
First $1 billion	0.310%
$1 billion — $3 billion	0.290%
$3 billion — $5 billion	0.280%
$5 billion — $10 billion	0.270%
Greater than $10 billion	0.260%

Prior to June 12, 2017, with respect to the Low Duration Fund, the annual management fees payable to BlackRock (as a percentage of average daily net assets) were calculated as follows:

Rate of Management Fee
Average Daily Net Assets	Low Duration Fund
First $1 billion	0.350%
$1 billion — $2 billion	0.340%
$2 billion — $3 billion	0.330%
Greater than $3 billion	0.320%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2018. The contractual waiver for the Low Duration Fund is in effect through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The section of the table immediately following the tenth paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” as it relates solely to the Fund, is deleted in its entirety and replaced with the following:

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Low Duration Fund	0.66%

[1]	With respect to the High Yield Fund and the Core Bond Fund, the contractual caps are in effect through January 31, 2018. With respect to the Low Duration Fund, the contractual caps are in effect through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

PRO-BD4L-SVC-0617SUP

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